DEFERRED OFFERING COSTS	6 Months Ended
Jun. 30, 2026
DEFERRED OFFERING COSTS
DEFERRED OFFERING COSTS

7. DEFERRED OFFERING COSTS

Deferred offering costs represent legal, accounting, underwriting, and other direct costs incurred in connection with a planned equity or debt offering. These costs are deferred until the closing of the offering, at which time the deferred costs are offset against the offering proceeds, In the event the offering is unsuccessful or aborted, the costs will be expenses.

As of December 31, 2025, deferred offering costs amounted to $929,137. Upon completion of the Group’s business combination on June 12, 2026, deferred offering costs of $1,333,410 were charged against the gross proceeds of the offering and recorded as a reduction of additional paid-in capital. As of June 30, 2026, there were no deferred offering costs.